                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                PROXY STATEMENT

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             POLYMER SOLUTIONS, INC.
                                1569 DEMPSEY ROAD
                NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7K 1S8
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             (Exact name of Registrant as specified in its charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                                   NEVADA, USA
--------------------------------------------------------------------------------
                (Jurisdiction of Incorporation or Organization)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                             POLYMER SOLUTIONS, INC.
                                1569 DEMPSEY ROAD
                        NORTH VANCOUVER, BRITISH COLUMBIA
                       CANADA V7K 1S8 TEL: (604) 683-3473
                              WWW.POLYSOLUTIONS.COM


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 1999


NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of Polymer Solutions, Inc. (the "Company"), a Nevada corporation, will be held at Campney & Murphy, Main Boardroom, 2100 - 1111 West Georgia Street, Vancouver, British Columbia, Canada on Tuesday, August 17, 1999 at 10:00 a.m. (Pacific time) for the following purposes:

1. To appoint PricewaterhouseCoopers, LLP, Certified Public Accountants as the Company's independent public auditor for the fiscal year ending March 31, 2000.

2. To elect the following persons as Directors of the Company for a term of 1 year:

             Gordon L. Ellis                          John J. Sutherland
             Stephen H. Silbernagel                   Darryl F. Jones
             William A. Maligie                       Gerald A. Habib
             E. Laughlin Flanagan

3. To approve the granting of 20,000 stock options per year to each of the outside Directors, with options expiring after three years, yielding a cumulative maximum amount of options outstanding at any one time of 60,000 options and such options to be included as part of the EVA plan. Each grant shall be made January 21 of each year, for a four year period commencing on January 21, 1999.

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 830-625 Howe Street, Vancouver, British Columbia, V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A Form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your Form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,         BY ORDER OF THE BOARD OF DIRECTORS
this 12TH day of July, 1999.

                                              /s/ Gordon L. Ellis
                                              ----------------------------------
                                                  Gordon L. Ellis, Chairman

                             POLYMER SOLUTIONS, INC.
                                1569 Dempsey Road
                        North Vancouver, British Columbia
                                 Canada V7K 1S8
                              www.polysolutions.com
                          (Principal executive office)

                                 PROXY STATEMENT

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 1999

--------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF POLYMER SOLUTIONS, INC. (THE "COMPANY"), A NEVADA CORPORATION, FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON AUGUST 17, 1999 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS. This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed to shareholders of the Company, entitled to vote at the Meeting, on or about July 15, 1999. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers ("Officers") or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers" or "Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

1. STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

2.   BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at 830-625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, 1575 Delucchi Lane, Suite 224, Reno, Nevada, 89502 U.S.A., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR, AND "FOR" THE APPROVAL OF AUTOMATIC ANNUAL STOCK OPTION GRANTS TO OUTSIDE DIRECTORS.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual General Meeting.

                                  VOTING SHARES

On June 24, 1999, 6,475,785 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is June 24, 1999. The closing price of the Company's Common Shares on the Vancouver Stock Exchange (the "Exchange") on June 24, 1999 was Cdn$0.79.

                              FINANCIAL STATEMENTS

The Company's 1999 Annual Report, which contains the consolidated Financial Statements for the fiscal year ended March 31, 1999 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

                                    AUDITORS

APPOINTMENT OF AUDITORS (ITEM 1 OF FORM OF PROXY)

The Board of Directors of the Company recommends PricewaterhouseCoopers, LLP, Certified Public Accountants for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended March 31, 2000. PricewaterhouseCoopers has acted as the Company's auditor since fiscal 1989 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of the Record Date (June 24, 1999), with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held, with sole voting and dispositive power.

TITLE OF                                                                          AMOUNT     PERCENT OF
CLASS              NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNED        CLASS
----------------------------------------------------------------------------------------------------------
Common             Gordon L. Ellis (1)(2)(3)(4)(5)                              1,363,840       20.3%
                   North Vancouver, British Columbia, Canada

Common             William A. Maligie (6)(7)(8)
                   Chico, California, USA                                         480,522        7.2%

Common             E. Laughlin Flanagan (9)
                   Chico, California, USA                                         391,958        3.4%

Common             Stephen H. Silbernagel (10)(11)                                137,689        2.1%
                   Vancouver, British Columbia, Canada

                   Darryl F. Jones (12)
Common             Surrey, British Columbia, Canada                                37,805       <1.0%

                   Gerald A. Habib (13)
Common             Shokan, New York, USA                                           32,330       <1.0%


Common             John J. Sutherland (14)                                         30,000       <1.0%
                   West Vancouver, British Columbia, Canada
----------------------------------------------------------------------------------------------------------
Common             Directors and Executive Officers                             2,725,222       36.5%
                   as a Group (9 Persons)(15) (16)
----------------------------------------------------------------------------------------------------------

(1) Includes 600,857 common shares and 81,500 common shares underlying share purchase warrants and 38,888 common shares subject to earn-out provisions, held by ABE Industries (1980) Inc. Mr. Ellis controls voting and dispositive powers.

(2) Includes 67,500 common shares underlying share purchase warrants held by Mr. Ellis.

(3) Includes 46,670 common shares underlying incentive stock options granted to Mr. Ellis.

(4) Includes 15,500 common shares and 7,750 common shares underlying share purchase warrants and 116,666 common shares subject to earn-out provisions, held by Shelan Development Corp. Gordon Ellis and Shelley R. Smith each own a 50% interest in Shelan and equally share voting and dispositive powers.

(5) Includes 182,259 commons shares and 41,500 common shares underlying share purchase warrants and 11,666 common shares subject to earn-out provisions held by Gordann Consultants Ltd. Gordon L. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. Ellis controls voting and dispositive powers.

(6) Includes 150,000 common shares underlying incentive stock options granted to Mr. Maligie.

(7) Includes 160,000 common shares underlying share purchase warrants granted to Mr. Maligie.

(8)   Includes 19,444 common shares subject to earn-out provisions.

(9) Includes 250,000 common shares underlying share purchase warrants with one-third vested February 1st each year, commencing February 1, 1999.

(10) Includes 76,867 common shares and 20,500 common shares underlying share purchase warrants granted to L.E. Management Ltd. Mr. Silbernagel owns 33% interest in L.E. Management Ltd. and controls 100% of share voting and dispositive powers.

(11) Includes 30,000 common shares underlying incentive stock options granted to Mr. Silbernagel.

(12) Includes 30,000 common shares underlying incentive stock options granted to Mr. Jones.

(13) Includes 32,330 common shares underlying incentive stock options granted to Mr. Habib.

(14) Includes 30,000 common shares underlying incentive stock options granted to Mr. Sutherland.

(15) Includes 20,000 common shares and 10,000 common shares underlying share purchase warrants and 40,000 common shares underlying incentive stock options granted to Mr. Walls.

(16) Includes 150,000 common shares underlying share purchase warrants granted to Mr. Smith

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's Officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Officers, Directors and greater than 10% beneficial owners became subject to
Section 16 on February 26, 1997 at which time the Company was no longer deemed a "foreign private issuer" as such term is defined in Rule 3b-4 of the Securities Exchange Act of 1934. The Company has not received copies of the filings from its Officers and Directors and cannot yet determine whether such Officers and Directors filed all reports required of them on a timely basis and to the extent of any such Officers and Directors having not filed a report on a timely basis. The Company has obtained an undertaking by such Officers and Directors to make all requisite filings.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS (ITEM 2 OF FORM OF PROXY)

The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at seven (7).

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Form of Proxy "FOR" the election of each of the following nominees for the office of Director of the Company, to serve as a Director for a term of one year, or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-laws of the Company or he becomes disqualified to act as a Director. All of the nominees are presently Directors and will have their terms of office as Directors expire at the Meeting.

                                                                    DIRECTOR OF                              TERM AS
                                        PRESENT POSITION            PREDECESSOR             DIRECTOR OF      DIRECTOR
NOMINEE                       AGE         WITH COMPANY                 SINCE                PSI SINCE        TO EXPIRE
----------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis                52     Director, Chairman             Dec. 1986             Feb. 26, 1997        1999

John J. Sutherland             49     Director                       Aug. 1989             Feb. 26, 1997        1999

Stephen H. Silbernagel         52     Director                       Sept. 1990            Feb. 26, 1997        1999

Darryl F. Jones                45     Director,                      Jan. 1994             Feb. 26, 1997        1999
                                      Secretary/Treasurer

William A. Maligie             41     Director, President of         Sept. 1995            Feb. 26, 1997        1999
                                      AMT U.S.A.

Gerald A. Habib                53     Director                       May 2, 1996           Feb. 26, 1997        1999

E. Laughlin Flanagan           51     Director, President, CEO            --               Mar. 25, 1998        1999

Although the Company does not contemplate that the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

No family relationship exists between any Director, Executive Officer, or significant employee.

No director or officer of the Company is, or within the past five years has been, a director or officer of any other registrant that, while that person was acting in the capacity of a director or officer for said issuer, was the subject of a cease trade or similar order or an order that denied the registrant access to any statutory exemptions for a period of more than 30 consecutive days, or was declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency, or has been subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that registrant, with the exception of John Sutherland. JCI Technologies, of which Mr. Sutherland was a Director at that time, was subject to a cease trading order in early 1999 for 33 days on the Alberta Stock Exchange as a result of its failure to file financial statements. The cease trade order has since been lifted.

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company.

Gordon L. Ellis has been Chairman and a Director of the Company or its predecessors since December 1986. Mr. Ellis is also a Director of Alternative Materials Technology, Inc. ("AMT USA"), the Company's operating subsidiary. Mr. Ellis is President, C.E.O. and a director of International Absorbents Inc. ("IAB"), a publicly held company, listed on the OTC Bulletin Board, which manufactures and sells absorbent products for the industrial and animal care markets. Mr. Ellis is a Director of eXcape.Net Inc. ("eXcape") a private company engaged in the development and operation of a computer network to provide EDI and electronic financial services to financing institutions in Asia. Mr. Ellis is a Director and President of Central Minera Corp., a resource company listed on the OTC Bulletin Board.

John J. Sutherland has been a director of the Company or its predecessors since August 1989. Mr. Sutherland is a Certified General Accountant and as of March, 1997 served as President and CEO of ASC AVCAN Systems Corporation ("ASC"), a VSE-listed company, which develops software for use in global positioning satellite systems. Prior to joining ASC. Mr. Sutherland was Vice-President Finance of Arequipa Resources Ltd., Vice President Zen International Resources Ltd. from April 1996 to February 1997 and a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a Director of IAB and a Director of JCI Technologies Inc., a publicly held company listed on the Alberta Stock Exchange.

Stephen H. Silbernagel has been a director of the Company or its predecessors since September 1990. Mr. Silbernagel is a lawyer, practicing in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a director of IAB.

Darryl F. Jones is the Secretary/Treasurer of the Company and has been a director of the Company or its predecessors since January 1994. Mr. Jones is a Chartered Accountant and is the Secretary/Treasurer of eXcape, and is Vice President, Finance for Orion Technologies (Canada) Inc. Between January 1993 and October 1996, Mr. Jones was the President, CEO and a Director of IAB.

William A. Maligie has been a Director of the Company or its predecessors since September 1995 and has been a Director and the President of AMT USA since its inception in 1989. Mr. Maligie is responsible for the development of the Company's market leading products and its market growth to date.

Mr. Habib has been a Director of the Company since its reorganization in May 1996. Mr. Habib served as a Director of Besicorp Group until its merger in 1999 and is currently a Director of Besicorp Ltd. Until May 1999 Mr. Habib served as a vice president of a specialty polymer company. In 1993 Mr. Habib formed The Berkshire Group, a screening and assessment company for mergers and acquisitions. In the past, Mr. Habib directed worldwide planning and business development for NL, Chemicals and was Vice-President of Elitine Corp. and was Business and Planning Manager for Olin Chemicals.

Mr. E. Laughlin Flanagan is President, CEO and a Director of the Company since February 6, 1998. Mr. Flanagan is also a Director and Secretary/Treasurer of AMT USA. Immediately prior to joining the Company, Mr. Flanagan was COO, CFO and Principal of LTAC, Inc., a holding company established for the acquisition of other companies. Prior to that, he was Vice President of Operations and CFO of Active Noise and Vibration Technologies, Inc.

BOARD MATTERS AND COMMITTEES

During the 1999 fiscal year, the Board of Directors of the Company or its predecessors held eleven regular (monthly) meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board on which the Director served during the 1999 fiscal year.

The Company's Board of Directors has three committees, an audit committee ("Audit Committee") comprised of Messrs. Jones, as Chairman, Flanagan, and Sutherland, and a compensation committee ("Compensation Committee") comprised of Mr. Silbernagel, as Chairman, Mr. Sutherland and Mr. Jones and an executive committee ("Executive Committee") comprised of Mr. Flanagan, as Chairman, Mr. Ellis and Mr. Jones for the fiscal year ended March 31, 1999.

The Audit Committee held one meeting during the 1999 fiscal year. Its duties include making recommendations to the Board of Directors concerning the hiring and dismissal of the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management to discuss accounting and financial controls; and initiating and supervising any special investigations deemed necessary.

The Compensation Committee was formed in January 1999 and held one meeting during the 1999 fiscal year. Its primary duties concern the granting and amending of incentive stock options, warrants and bonuses to employees and Executive Officers of the Company; review and implement Executive Officers employment contracts and the hiring and dismissal thereof and any other such compensation which may come before the committee in which recommendations are submitted to the Board of Directors.

Please see Approval of Automatic Annual Stock Option Grants to outside Directors (ITEM 3 OF THE FORM OF PROXY) for approval of options granted to outsiders of the company.

The Executive Committee was formed in February 1999 and has not held a meeting. The Executive Committee was formed to negotiate and sign letters of intent for any strategic relationship, including acquisitions, divestiture, joint ventures or other such strategic relationships.

EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company shall mean the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.

The Executive Officers of the Company (including positions held with the operating subsidiary, Alternative Materials Technology, Inc.), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive officers are appointed by, and serve at the pleasure of, the Board of Directors.

                                                                      OFFICE HELD WITH COMPANY
                                                OFFICE                   (OR PREDECESSORS)
NAME                              AGE         HELD SINCE              AND OPERATING SUBSIDIARY
---------------------------------------------------------------------------------------------------------
Gordon L. Ellis                   52             1998         Chairman
                                                 1986         Chairman, President and C.E.O.
                                                 1989         Director of AMT USA;

E. Laughlin Flanagan
                                  51             1998         President, C.E.O. and Director
                                                              Secretary/Treasurer and Director of AMT USA

William A. Maligie
                                  41             1989         President, C.E.O. and Director of AMT USA
                                                 1995         Director

Darryl F. Jones
                                  45             1999         Treasurer/Secretary
                                                 1994         Director

Craig Pollock                     39             1998         Vice President, Marketing & Sales
---------------------------------------------------------------------------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

REPORT ON EXECUTIVE COMPENSATION

The Board of Directors submits the following report to shareholders in respect to the compensation policies applicable to the Company's Executive Officers during the fiscal year ended March 31, 1999.

                             COMPENSATION PHILOSOPHY

The Board of Directors believes that the Company's executive compensation policy ("Executive Compensation Policy") is a critical part of the effective management of its key executives. The Executive Compensation Policy serves to reward senior management behavior, which in turn builds the long-term value of the Company for shareholders, by focusing on the following objectives:

     -   Maintaining a strong relationship between performance and rewards;

     -   Establishing consistent decision-making processes and rules of conduct;

     -   Clearly communicating the pay program and its link to performance; and

     -   Actively encouraging share ownership.

                          EXECUTIVE COMPENSATION POLICY

The principal elements of the Company's Executive Compensation Policy are base salary and incentive compensation (annual bonuses and stock options) and this policy applies to all salaried executive employees.

Base Salary

The Company establishes base salaries annually in relation to comparable positions among industry competitors and (geographical) neighbouring businesses. Base salaries may be adjusted from time to time to reflect increased average salary within industry and local employers, increased responsibilities undertaken by the executive, or individual performance of the executive. Although base salaries may be set at levels somewhat below these other employers, performance-based incentive compensation provides an opportunity for above-market total compensation.

Employee Benefit and other Compensatory Plans

The Company provides incentive compensation in the form of annual bonuses and grants of stock options. The Company does not have any pension, cash profit sharing, retirement or similar plans or agreements or understandings pursuant to which cash or non-cash compensation (including non-accountable expense allowances or commissions) is payable to any of its Executive Officers, other Officers or Directors other than as provided in this Proxy Statement. The Company does not plan to adopt any pension, cash profit sharing, retirement or other similar benefit plan in the near future.

The Company, by means of the granting of stock options, seeks to provide for itself or any subsidiary or affiliate of the Company a means to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. The Company, its subsidiaries or affiliates, bases stock option amounts upon an employee's duties, responsibilities and length of employment.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's Chairman and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company, its predecessors or its subsidiaries.

                                                                                    LONG TERM COMPENSATION
                                                                            ---------------------------------------
                                        ANNUAL COMPENSATION                            AWARDS               PAYOUTS
                              -------------------------------------------   ----------------------------    -------
                                                              OTHER(1)                      RESTRICTED       LTIP      ALL OTHER
 NAME AND PRINCIPAL   FISCAL                                  COMPEN-        OPTIONS          STOCK         PAYOUTS   COMPENSATION
      POSITION         YEAR   SALARY(1)($)     BONUS($)       SATION($)     GRANTED(#)      AWARD(S)($)       ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis(2)     1999    C$  60,000            --      C$  2,069            --             --            --           --
Chairman               1998    C$  60,000            --      C$  2,042        46,670             --            --           --
                       1997    C$  60,000            --      C$  2,647            --             --            --           --

E. Laughlin Flanagan   1999    US$124,758     US$25,572      US$ 8,030       250,000(4)          --            --           --
President & C.E.O.     1998    US$ 10,000            --      US$34,816(3)
                       1997            --            --            --
William A. Maligie
President & C.E.O.     1999    US$144,952            --      US$ 5,215       100,000(5)          --            --           --
AMT USA                1998    US$120,000            --      US$12,800       150,000             --            --           --
                       1997    US$120,000            --      US$10,366            --             --            --           --

(1)   Paid or payable by the Company or its subsidiaries.

(2)   Management service agreement fees paid to Gordann Consultants Ltd.

(3)   Includes Relocation Cost Reimbursement

(4)   Includes warrants granted to Mr. Flanagan December 15, 1998

(5)   Includes warrants granted to Mr. Maligie December 15, 1998

OPTION GRANTS TABLE

The Company has never granted stock appreciation rights ("SAR's") and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 1999, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) $536,270 with an assumed 5% annual rate of stock appreciation, and (b) $1,126,124 with an assumed 10% annual rate of stock appreciation.

                                                                                                         POTENTIAL REALIZABLE
                                                PERCENTAGE                                                VALUE IN U.S. $ AT
                                                 OF TOTAL                                                   ASSUMED ANNUAL
                        OPTIONS                  OPTIONS                                                RATES OF APPRECIATION
                        GRANTED                 GRANTED TO              EXERCISE                           FOR OPTION TERM
                        (NO. OF                 EMPLOYEES                PRICE          EXPIRATION      ----------------------
      NAME             SHARES)(1)           IN FISCAL YEAR (2)            US$              DATE            5%             10%
------------------------------------------------------------------------------------------------------------------------------
E. Laughlin                                                                            December 15,
Flanagan                250,000                    41%                  US$0.75            2003         $20,702        $35,528

                                                                                       December 15,
William Maligie         100,000                    16%                  US$0.65            2003         $ 8,281        $17,390
------------------------------------------------------------------------------------------------------------------------------

(1)   Warrants issued only

(2)   Based upon percentage of total warrants granted December 15, 1999.

OPTION EXERCISES AND FISCAL YEAR-END VALUE

The following table sets forth information concerning the exercise of options during the fiscal year ended March 31, 1999, and the value at March 31, 1999 of unexercised "in-the-money" options held by each of the Executive Officers named in the Summary Compensation Table. All options are exercisable, in whole or in part, at any time until date of expiration.

                                                                                AT MARCH 31, 1999
                                                                 -------------------------------------------
                                                   AGGREGATE       # OF EXERCISABLE             VALUE OF
                                # OF SHARES         VALUE           /UNEXERCISABLE            EXERCISABLE
                                ACQUIRED ON        REALIZED             OPTIONS                IN-THE MONEY
           NAME                  EXERCISE           ($)(1)             /WARRANTS              OPTIONS $(2)
------------------------------------------------------------------------------------------------------------
Gordon Ellis                        --               --                   46,670                    Nil

E. Laughlin Flanagan                                              83,334/166,666(3)                 Nil

William Maligie                     --               --                  250,000(4)                 Nil
------------------------------------------------------------------------------------------------------------
All Directors and
Executive Officers as a
group (Total 9)                     --               --                  859,000(5)                 Nil
------------------------------------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing market price of the Company's shares.

(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price on the Exchange of the Company's shares as at fiscal year ended March 31, 1999 was Cdn$0.89

(3)   Represents warrants issued December 15,1999.

(4)   Includes 100,000 warrants issued December 15, 1999.

(5)   Includes 500,000 warrants.

EMPLOYMENT AGREEMENTS

During 1988, the Company entered into a management services agreement with Gordann Consultants Ltd., (50.1% of the shares of which are owned by Gordon L. Ellis) for the services of Gordon L. Ellis serving as Chairman of the Board. The Company pays Cdn$5,000 per month to Gordann Consultants Ltd. for management services. The management services agreement is terminable upon three months notice by either party.

In March 1997 the Company and AMT USA entered into a written employment agreement with William A. Maligie in respect to his position as President of AMT USA and confirming the basic terms of his employment and responsibilities which have been established orally from time to time since AMT USA's formation in 1989. Mr. Maligie currently receives a salary of US$10,000 per month and increased each January 1st by an amount equal to the greater of the consumer Price Index or by 3% per year. The written employment agreement has a six-year term commencing March 1, 1997 and contains compensation (remaining salary until expiry of term) and non-compete covenants in the case of the Company's termination of Mr. Maligie's employment without cause.

The Company and Mr. E. Laughlin Flanagan entered into an employment agreement in February 1998 with amendments made June 14, 1999. As in the original employment agreement, Mr. Flanagan , acting as President and Chief Executive Officer of the Company has a basic monthly salary of $12,500 per month. The amendment incorporates a yearly performance bonus based upon the attainment of mutually agreed benchmarks established annually. The term of the employment agreement is for a period of three years from February 1998 and automatically renews annualy until terminated by either party.

BOARD COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation Committee establishes the policies governing the compensation of the Company's Executive Officers. Messrs Silbernagel, Sutherland, Jones and Habib, the Company's outside directors, were not at any time during fiscal 1999, nor during any preceding fiscal year, an Executive Officer or employee of the Company or its predecessors. In January, 1999 the Compensation Committee recommended that fees for outside directors be set at $200 cash per meeting, plus 20,000 options per year as remuneration for attendance at meetings or other deliberations. Approval and resolution was made by the Board of Directors at that time (See "APPROVAL OF AUTOMATIC STOCK OPTION GRANTS TO OUTSIDE DIRECTORS)".

Messrs. Ellis, Flanagan and Maligie serve as Executive Officers of the Company and are compensated pursuant to written management service agreements. During the fiscal year amendments to the compensation terms provided in those agreements are disclosed above (see "EMPLOYMENT AGREEMENTS").

It is the policy of the Board to exclude any interested Director from voting on any matter, which may involve an actual or potential conflict of interest, including the granting or amending of stock options.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Other than routine indebtedness, none of the Directors, Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Effective February 1, 1995, the Company and its subsidiaries rent their executive office space and office equipment in North Vancouver, British Columbia from ABE, a company controlled by Gordon L. Ellis, for a total monthly fee of Cdn$1,000 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended March 31, 1999 ABE was paid $67,074.55 for office rent and related services, and reimbursement of advances, investor relations and secretarial services. In addition, as at March 31, 1999, $14,175.13 was owed by the Company to ABE for these advances and reimbursable expenses. A portion of the Company's indebtedness was extinguished by an agreement for common stock of the Company for debt in the amount of $66,503

During the fiscal year ended March 31, 1999 the Company reached a settlement agreement for the debt in the amount of $65,308 owed to Mr. Flanagan which included a portion of his salary and reimbursement of expenses for his relocation to the Company's office in Chico. The issue of Common Shares of the Company satisfied the debt.

The Company has entered into a management services agreement with Gordann Consultants for the services of Gordon L. Ellis (Chairman of the Board of Directors) and an employment agreements with William A. Maligie and E. Laughlin Flanagan. Please see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" for description of the remuneration paid or payable under these agreements.

The Company has, in prior years, granted stock options and warrants to certain of its Directors and Executive Officers. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

                                SPECIAL BUSINESS

APPROVAL OF AUTOMATIC STOCK OPTION GRANTS TO OUTSIDE DIRECTORS (ITEM 3 OF FORM OF PROXY)

Messrs. Silbernagel, Jones and Sutherland are responsible for administering the Economic Value Added Incentive Compensation Plan ("EVA Plan") and are non-employee directors of the Company ("Outside Directors"). It is the intention of the Board of Directors to grant 20,000 stock options annually to each Outside Director of the Company in lieu of any discretionary grants in establishing the granting of stock options to the outside Directors. Messrs. Silbernagel, Jones, Sutherland and Habib are considered Outside Directors as of the date of this Proxy Statement.

In January, 1999 a resolution was voted upon and unanimously approved by the Board of Directors to grant 20,000 stock options per year to each of the Outside Directors, with options expiring after three years. The cumulative maximum amount of options outstanding at any one time is 60,000 inclusive of options granted previously, by which all such options shall be included as part of the EVA plan. Each grant shall be made January 21 of each year, for a four year period commencing on January 21, 1999. The cumulative total will take into consideration all options previously grant to Outside Directors.

It is the intention of the Board of Directors to have the Shareholders approve the automatic granting of 20,000 stock options to each of Mr. Silbernagel, Mr. Jones, Mr. Sutherland and Mr. Habib, retroactive to January 21, 1999, until the expiry of the EVA Plan in 2008. The option price for each automatic grant of options to Messrs. Silbernagel, Jones, Sutherland and Habib shall be set at fair market value on the day of issue, excepting the January 21, 1999 issuance, which would be priced at the fair market value of the Common Shares as at the date of the Annual General Meeting. The stock options would be granted following the conditions as set out below:

      1. Each Outside Director shall be granted 20,000 stock options per year to purchase the Company's Common Shares, with a cumulative maximum amount of 60,000 options at any one time.

      2. The first grant of stock options, for the purchase of 20,000 Common Shares to each of the Outside Directors, shall be automatically granted as at January 21, 1999 and the remaining grants of options (each for the purchase of 20,000 Common Shares) shall be automatically granted annually thereafter on January 21, provided the Outside Director continues to be an Outside Director as of the January 21 grant date.

            3. The exercise price per Common Share of the stock options granted to Outside Directors shall be the fair market value of the Common Shares of the Company as at the close of business on the option grant date.

            4. No option granted to the Outside Directors shall become exercisable prior to the seventh month after the grant date of such option.

            5. These proposed options will expire three years from the date of issue.

                                  REQUIRED VOTE

Shareholder approval of the automatic annual grant of stock options is being solicited in order to satisfy certain legal and regulatory requirements. The approval of the automatic stock option grants requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Annual General Meeting.

"RESOLVED THAT:

1. the automatic annual grant of stock options to non-employee directors of the Company, as set out in the Company's Proxy Statement, are hereby ratified, adopted and approved;

2. all such acts, deeds and things taken by management of the Company to effect the items described above and the signing of documentation required to effect the items are hereby ratified, adopted and approved; and

3. no further resolution or approval by the shareholders shall be required for the implementation of the automatic annual grant of stock options pursuant to this resolution."

Due to the important role that the EVA Plan plays in the Company's efforts to recruit and retain the services of individuals of outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to adopt the grants of stock options as stated above.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual General Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in August of 2000 must be received by the Company no later than March 17, 2000, in order to be considered for inclusion.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report for the Fiscal Year ended March 31, 1999 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company's Annual Report on Form 10-K (without exhibits) will be provided upon written request to the Secretary, c/o the Company's address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Gordon L. Ellis
                                        ----------------------------------------
                                            Gordon L. Ellis, Chairman

                      SUPPLEMENTAL MAILING LIST RETURN CARD
                              (National Policy 41)

NOTICE TO SHAREHOLDERS OF POLYMER SOLUTIONS, INC.

On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.

Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

================================================================================

POLYMER SOLUTIONS, INC.

The undersigned certifies that he is the owner of securities (other than debt instruments) of the Company, and requests that he be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.

------------------------------------------
Name (Please print)

------------------------------------------
Address

------------------------------------------
City/Province (or State)/Postal Code

------------------------------------------       -------------------------------
Signature                                                     Dated

PLEASE COMPLETE AND RETURN THIS CARD TO:

                         Polymer Solutions, Inc.
                         1569 Dempsey Road
                         North Vancouver, British Columbia  V7K 1S8
                         Tel:  (604) 683-3473
                         Fax:  (604) 904-4105

                             POLYMER SOLUTIONS, INC.
                                1569 DEMPSEY ROAD
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V6E 2E9

                                  FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             POLYMER SOLUTIONS, INC. (THE "COMPANY") FOR THE ANNUAL
                 GENERAL MEETING (THE "MEETING") OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 1999.

================================================================================

The undersigned, a registered shareholder of the Company, hereby appoints Gordon Lloyd Ellis, an Executive Officer of the Company, or instead of him __________________________ as proxyholder, with full powers of substitution and appointment, to attend and vote on behalf of the undersigned at the Meeting of shareholders of the Company to be held on August 17, 1999, and at any adjournment thereof. The undersigned hereby revokes any Form of Proxy heretofore given with respect to the Meeting or any adjournment thereof.

The proxyholder is hereby directed to vote as follows:

1. To appoint PricewaterhouseCoopers, LLP, Certified Public Accountants, as the Company's independent public auditor for the fiscal year ending March 31, 2000.

                                           FOR ( )          WITHHOLD ( )

2. To elect the following persons as Directors of the Company for a term of one year:

      NAME

      Gordon L. Ellis                      FOR ( )          WITHHOLD ( )
      Gerald A. Habib                      FOR ( )          WITHHOLD ( )
      Darryl F. Jones                      FOR ( )          WITHHOLD ( )
      William A. Maligie                   FOR ( )          WITHHOLD ( )
      Stephen H. Silbernagel               FOR ( )          WITHHOLD ( )
      John J. Sutherland                   FOR ( )          WITHHOLD ( )
      E. Laughlin Flanagan                 FOR ( )          WITHHOLD ( )

3. To.approve the granting of 20,000 stock options per year to each of the outside Directors, with options expiring after three years, yielding a cumulative maximum amount of options outstanding at any one time of 60,000 options and such options to be included as part of the EVA plan. Each grant shall be made January 21 of each year, for a four year period commencing on January 21, 1999

                                           FOR ( )          WITHHOLD ( )

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER.

WHERE THE UNDERSIGNED HAS NOT SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE FOREGOING MATTERS, THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO SUCH MATTER(S) UPON THE ABOVE-NAMED PROXYHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOUR OF THOSE ITEMS.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL GENERAL MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES     Signature   ____________________________
RECEIPT OF THE NOTICE OF ANNUAL         Name        ____________________________
MEETING, THE PROXY STATEMENT AND THE                        (Please Print)
COMPANY'S ANNUAL REPORT FOR THE         Address     ____________________________
FISCAL YEAR ENDED MARCH 31, 1999.       Number of Shares _______________________
                                        Dated this ______ day of ________, 1999.

NOTES TO FORM OF PROXY:

SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE MEETING OF SHAREHOLDERS OTHER THAN MANAGEMENT NOMINEES. If you desire to designate as a proxyholder a person other than Messr. Ellis, the management nominee, you should either strike out his name and insert in the space provided the name of the person you desire to designate as proxyholder or complete another proper form of proxy.

1. A proxy, to be valid, must be dated and signed by the member or by his attorney authorized in writing or, where the member is a corporation, under its corporate seal or by duly authorized and appointed officer, attorney or representative of the corporation. Please sign exactly as your name appears on the proxy. If the proxy is executed by an attorney for an individual shareholder or by an officer, attorney or representative or a corporate shareholder, the instrument so empowering the officer, attorney or representative as the case may be, or a notarial copy thereof, must accompany the proxy instrument. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

2. A proxy, to be effective, must be deposited at the office of the Transfer Agent, Pacific Corporate Trust Company, 830 - 625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following the adjournment thereof.